Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668

RBUS	NATIONWIDE RISK-BASED U.S. EQUITY ETF
RBIN	NATIONWIDE RISK-BASED INTERNATIONAL EQUITY ETF
MXDU	NATIONWIDE MAXIMUM DIVERSIFICATION U.S. CORE EQUITY ETF
MXDE	NATIONWIDE MAXIMUM DIVERSIFICATION EMERGING MARKETS CORE EQUITY ETF
MXDI	NATIONWIDE MAXIMUM DIVERSIFICATION INTERNATIONAL CORE EQUITY ETF
(each, a “Fund”)

June 19, 2020

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated December 20, 2019, as previously supplemented

Each Fund is jointly and primarily managed by Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for Vident Investment Advisory, LLC (“VIA”), and Austin Wen, CFA, Portfolio Manager for VIA. Messrs. Zayas and Wen have been portfolio managers for the Funds for the periods indicated in the table below:

Name of Fund	Rafael Zayas, CFA	Austin Wen, CFA
Risk-Based U.S. Fund	Since June 2020	Since inception in September 2017
Risk-Based International Fund	Since inception in September 2017	Since June 2020
MaxDiv U.S. Fund	Since June 2020	Since inception in September 2017
MaxDiv Emerging Markets Fund	Since inception in March 2018	Since June 2020
MaxDiv International Fund	Since June 2020	Since inception

All references to other portfolio managers and related information should be disregarded.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.